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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004


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                                 ANADIGICS, INC.
             (Exact name of registrant as specified in its charter)


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
               Delaware                                 0-25662                              22-2582106
    (State or other jurisdiction               (Commission File Number)         (I.R.S. Employer Identification No.)
          of incorporation)

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                  141 Mt. Bethel Road, Warren, New Jersey 07059
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 668-5000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     At a meeting with investors on December 9, 2004, the Company intends to provide the investors with an update of the Company's October guidance for its fourth quarter ending December 31, 2004. Specifically, the Company expects to communicate the following:

     "While we were counting on improved order flow in December, we continue to see customers working down component inventory levels in Wireless handsets and a greater than anticipated seasonal reduction in Broadband CATV demand, which will result in softer revenue than expected (i.e., 10% below third-quarter levels versus the lower end of our October guidance of 5%). Consequently, we expect our EPS loss for the fourth quarter to be greater than our third quarter loss. We do expect a seasonal pick-up in Broadband in the first quarter, but remain cautious in Wireless due to the component inventory situation. Overall, fundamentals remain strong as we continue to maintain our market share with existing customers and see improved design activity for 2005 across the board in all product lines."

      Except for historical information contained herein, this Form 8-K contains forward-looking statements that involve risks and uncertainties, including, but not limited to, order reschedule or cancellation, changes in estimated product lives, timely product lives, timely product and process development, individual product pricing pressure, variation in production yield, difficulties in obtaining components and assembly services needed for production of integrated circuits, change in economic conditions of the various markets the Company and its customers serve, as well as other risks detailed from time to time in the Company's reports filed with the Securities Exchange Commission, including its report on Form 10-K for the year ended December 31, 2003. Forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes", "anticipates", "expects", or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates, or goals are forward-looking statements.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2004

                                    ANADIGICS, Inc.
                                        (Registrant)


                                    By:  /s/  Thomas Shields
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                                         Name:   Thomas Shields
                                         Title:  Senior Vice President and Chief
                                                 Financial Officer